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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 13, 2001
                                                  -----------------------------


                               ASHFORD.COM, INC.
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              (Exact Name of Registrant as Specified in Charter)


      Delaware                      0-27357                   76-0617905
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas                  77098
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (713) 369-1300
                                                   ----------------------------


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        (Former name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events.

          Ashford.com, Inc. (the "Company") received a letter on July 10, 2001 from Nasdaq stating that, pursuant to Nasdaq Marketplace Rules 4450 (a) (5) and 4310 (c) (8) (B), the Company's common stock will be delisted unless it requests a hearing by July 17, 2001. The Company no longer complies with the $1.00 minimum bid price requirement for continued listing on Nasdaq. The Company has requested a hearing which is expected to be on August 24, 2001. Until that time, the Company's common stock will continue to trade on the Nasdaq National Market.
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Item 7.  Exhibits.

        Exhibit
        Number                  Description
        ------                  -----------

        99.1                    Text of Press Release dated July 13, 2001
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ASHFORD.COM, INC.



Date:  July 19, 2001        By:  /s/ Brian Bergeron
                               ---------------------
                               Brian Bergeron
                               Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Text of Press Release dated July13, 2001